Future Minimum Rental Payments Due under Leases (Detail) (USD $)	Dec. 31, 2014
Operating Leased Assets [Line Items]
2015	$ 523,406
2016	448,922
2017	414,122
2018	414,122
2019	414,122
Operating Leases, Future Minimum Payments Due, Total	$ 2,214,694